Exhibit 99.2

_0 1 TM Q1 2025 Earnings Call May 15, 2025 T1 Energy _ Q1 2025 Earnings Call G1 Dallas Pictured: Robotic module assembly station at G1 Dallas

Important Notices

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical facts included in this presentation, including, without limitation, with respect to T1 Energy Inc.'s ("T1") strategy of developing an integrated U.S. solar value chain; the likelihood of merchant sales; the status of the Inflation Reduction Act and other legislation that may impact T1's business and the solar industry; T1's project financing and development of G2 and related timeline; the projection of 2025 utility-scale generation additions; the success of T1's pursuit of domestic content pathways; T1's strategic and financial position, and 2025 operating and financial guidance; T1's strategy to build an integrated U.S. solar + storage leader; the ramp of production, sales and revenue from G1; T1's progress on the optimization of its European portfolio; the success of converting production lines from PERC to TOPCon technology and inventory build; the expected deliveries of T1's solar modules; T1's ability to develop offtake opportunities with leading developers and IPPs; the potential for a strategic investment in G2 by a Saudi partner aligned with the Kingdom of Saudi Arabia; the ability of G2 to satisfy utility-scale customer demand; T1's ability to begin monetizing Section 45X PTCs; T1's progress on ongoing CFIUS review; T1's earnings and cash flow potential from integrated operations at G1 and G2; customer demand for U.S. cells and domestic content; the timing of trade and regulatory clarity; the appeal to U.S. developers of T1's domestic content road map, traceable supply chain, leading technology, and vertical integration strategy and T1's ability to meet them; the ability of T1 and its customers to take advantage of certain tax incentives and avoid tariff liability; and the promotion of American Advanced Manufacturing are forward-looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors that could impact T1's results are outside T1's control and are difficult to predict. Additional information about factors that could materially affect T1 is set forth under the "Risk Factors" section in (i) T1's Annual Report on Form 10-K for the year ended December 31, 2024 filed with the U.S. Securities and Exchange Commission (the "SEC") on March 31, 2025, as amended and supplemented by Amendment No. 1 on Form 10-K/A filed with the SEC on April 30, 2025, (ii) T1's Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 filed with the SEC on January 4, 2024, and (iii) T1's Registration Statement on Form S-4 filed with the SEC on September 8, 2023 and subsequent amendments thereto filed on October 13, 2023, October 19, 2023 and October 31, 2023, each of which are available on the SEC's website at www.sec.gov. Except as otherwise required by applicable law, T1 disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Should any underlying assumptions prove incorrect, actual results and projections could differ materially from those expressed in any forward-looking statements.

T1 intends to use its website as a channel of distribution to disclose information which may be of interest or material to investors and to communicate with investors and the public. Such disclosures will be included on T1's website in the 'Investor Relations' section. T1, and its CEO and Chairman of the Board, Daniel Barcelo, also intend to use certain social media channels, including, but not limited to, X, LinkedIn and Instagram, as means of communicating with the public and investors about T1, its progress, products, and other matters. While not all the information that T1 or Daniel Barcelo post to their respective digital platforms may be deemed to be of a material nature, some information may be. As a result, T1 encourages investors and others interested to review the information that it and Daniel Barcelo posts and to monitor such portions of T1's website and social media channels on a regular basis, in addition to following T1's press releases, SEC filings, and public conference calls and webcasts. The contents of T1's website and its and Daniel Barcelo's social media channels shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

T1 Energy _ Q1 2025 Earnings Call _02

_0 3 TM Participants and Agenda T1 Energy _ Q1 2025 Earnings Call Daniel Barcelo Chairman of the Board and Chief Executive Officer Evan Calio Chief Financial Officer Jaime Gualy EVP, Corporate Development ▪ U.S. policy overview ▪ Key messages ▪ G1 Dallas and G2 Austin updates ▪ Concluding remarks ▪ Reducing 2025 operating and financial guidance ▪ Financial summary ▪ Commercial update ▪ T1’s domestic content road map Prepared Remarks Q&A Rob Gibbons EVP, Strategic Partnerships B ørge Sel stad SVP, Operations G1 Dallas J eff Spittel EVP, Investor Relations and Corporate Development Andy Munro Chief Legal & Policy Officer

U.S. Policy Overview

Trade and solar industry policy validates T1's strategy while also introducing near-term uncertainties

Preliminary View of House Ways & Means Markup of Reconciliation Bill

- Preservation of 45X PTCs demonstrates support for U.S. solar manufacturing
- Emphasis on domestic energy supply validates T1's strategy of developing an integrated U.S. solar value chain
- Elements of House Ways & Means reconciliation bill potentially undermine growth, competition, and job creation in U.S. solar industry
- Some provisions of bill are misaligned with President Trump's agenda to promote American Advanced Manufacturing, infrastructure development, technology onshoring, and low-cost energy capacity additions
- T1's position is that Section 45X, 48E, and 45Y IRA incentives are critical facilitators of American Energy Dominance

T1 is Committed to Localizing Solar Supply Chains, Advanced American Manufacturing, and Job Creation

T1 Energy _ Q1 2025 Earnings Call

_04

U.S. Policy Overview

Trade and solar industry policy validates T1's strategy while also introducing near-term uncertainties

Near-term Implications

- Uncertain tariff rates and opaque Bill of Materials costs make it difficult for solar manufacturers and developers to accurately bid projects
- Merchant sales likely to remain subdued until tariff rates finalized and clarity on costs emerges
- Uncertain status of Inflation Reduction Act incentives creating an overhang on commercial activity
- While G2 project financing process is currently progressing on schedule, closing will likely follow tariff and policy certainty

Solar Energy Fundamentals

- Utility-scale solar + storage solutions remain the preferred option for rapid, cost-effective capacity additions
- Although there are near-term uncertainties, according to the EIA, solar is expected to account for more than 50% of projected 2025 U.S. utility-scale generation additions

T1's Strategic Position

- T1 plans to differentiate by pursuing domestic content pathways to deploy TOPCon technology at scale
- Tariffs align with T1's strategy to build a vertically integrated U.S. solar value chain
- Strong cash/liquidity position and 1.7 GW of committed 2025 module sales to help navigate temporary policy uncertainty
- Long-term position supported by 7.5 GW of committed 2025 – 2029 offtake contracts

T1 Energy _ Q1 2025 Earnings Call

_05

_0 6 TM T1 Energy _ Q1 2025 Earnings Call Key Messages T1 is rapidly transforming into an integrated U.S. solar + storage leader ▪ Signed 253 MW module sales agreement for 2025 with utility - scale developer ▪ Lowering 2025 guidance range to $25 - $50 million to reflect impact of near - term policy uncertainties on merchant sales environm ent ▪ At low end of 2025 EBITDA guidance range, T1 would exit 2025 with more than $100 million of cash and liquidity ▪ G1 Dallas is fully installed, commissioned, and operational for design capacity of 5.0 GW ▪ Sales from G1 continue to ramp with initial module deliveries to offtake customers underway ▪ Advancing initial phases of G2 Austin project development and multiple related capital formation initiatives ▪ T1 has entered into a non - binding agreement with a Saudi partner aligned with the Kingdom of Saudi Arabia to explore a potential strategic investment in G2_Austin ▪ CFIUS review process of Trina acquisition ongoing ▪ Progressing European Portfolio Optimization across multiple workstreams to maximize shareholder value

_0 7 TM T1 Energy _ Q1 2025 Earnings Call G1 Dallas Operations Update Production and revenues expected to continue to ramp with customer deliveries Production status ▪ Produced 688.3 MW of solar modules in 2025 through May 11 th , 2025 ▪ G1 Dallas is fully operational: construction loan conversion completed April 30 th and all lines handed over to operations ▪ Investing approximately $500k to convert three production lines from PERC to TOPCon technology ▪ Revising 2025 production plan from to 2.6 – 3.0 GW from 3.4 GW to facilitate emergence of trade and industrial policy clarity, line technology conversions and implementation of T1 sales initiatives Sales update ▪ Sales ramped to $64.6 million in Q1 2025 with start of deliveries under Trina U.S. offtake contract ▪ Deliveries for RWE offtake contract have commenced in Q2 2025 ▪ Deliveries under the 2025 sales agreement we announced today are expected to start in Q3 2025 * Production through May 11, 2025. JM0 JM1

_0 1 TM ▪ Progressing with two phase development plan: ▪ Phase 1: 4 lines/Phase 2: 4 lines ▪ Capacity: 4.8 - 5.1 GW (product dependent) ▪ Advancing initial project engineering through concept and schematic design development ▪ Launched tender process RFP for production line equipment ▪ Pursuing multiple capital formation initiatives: ▪ Project financing process kicked off with commercial lender consortium ▪ Positioned for section 45X PTC monetization ▪ Entered into non - binding agreement with Saudi partner aligned with the Kingdom of Saudi Arabia to explore strategic investment in G2 ▪ Discussing potential mezzanine financing opportunities with investors ▪ Potential to pull forward customer deposits on G2 offtakes ▪ No change to plan to achieve start of G2 Austin production in Q4 2026 T1 Energy _ Q1 2025 Earnings Call G2 Austin Update T1 is developing its planned U.S. solar cell manufacturing facility G2 Austin Rendering G2 Austin Development Progress G2 Austin Strategic Value ▪ G2 Austin expected to satisfy unmet utility - scale customer demand for a U.S. made solar solutions with TOPCon technology ▪ G2 Austin is foundational to U.S. domestic content strategy and T1’s objective to establish a vertically integrated U.S. solar supply chain ▪ Integrated G1 Dallas/G2 Austin operations present meaningful earnings and cash flow generating potential for T1’s investors

Reducing 2025 Operating and Financial Guidance

Updated guidance reflects near-term market uncertainty

- **Revenues:** reduction in 2025 merchant sales forecast to allow for:
  - Cost and policy uncertainties creating near-term lull in bidding activity
  - Internal sales integration efforts
  - Conversion of three production lines from PERC to TOPCon
  - Includes potential 800 MW inventory build
- **EBITDA:** lowering 2025 full-year EBITDA guidance to $25 - $50 million from prior range of $75 - $125 million, based on:
  - Sales of 1.75 GW at low-end, all of which is contracted
  - Includes $20 million of legacy European G&A that should roll off by 2026
- **G1/G2 integrated:** no changes to guidance of $650 - $700 million
  - Projected robust customer demand for U.S. cells and domestic content
  - Expected emergence of clarity on tariffs and IRA expected to reignite project bidding activity
  - T1 is moving forward with G2 project development and capital formation initiatives
  - Timing of trade and regulatory clarity expected in Q3

T1 2025E Guidance Summary

Operting and Financial Guidance Summary	Prior 2025E Full-Year Guidance	Updated 2025E Full-Year Guidance
2025E Annual Module Production (GW)	3.4	2.6 - 3.0
2025E EBITDA ($MM)	$75 - $125	$25 - $50
Integrated G1 Dallas + G2 Austin Annual Cell Production (GW)	5.0	5.0
Integrated G1 Dallas + G2 Austin Annual Run-Rate EBITDA ($MM)	$650 - $700	$650 - $700
G2 Austin Est. Start of Construction	Q2/Q3	Q3

T1 Energy _ Q1 2025 Earnings Call

_09

T1 Financial Summary

Summary of T1 financial position

T1 revenues continued to ramp in Q1 2025 with customer deliveries

- Generated Q1 revenues of $64.6 million from G1 Dallas
- Q1 sales exclusively tied to 250 MW of sales under Trina offtake contract

G1 Dallas construction loan converted to $235 million term loan

- Conversion in April enabled by third-party certifications, completion of construction, installation and commissioning activities

Finished module inventory build at G1 Dallas supports ramp in shipments

- T1 has 500 MW of volumes associated with RWE cost plus contract remaining in 2025

Expect to begin monetizing Section 45X PTCs in Q2/Q3 2025

T1 has significant projected liquidity outlook despite reductions to 2025 EBITDA guidance

- Expect to end 2025 with cash and liquidity of more than $100 million at low-end of EBITDA guidance range
- Includes projected cash debt service of $70 million in 2025
- Supported by 1.5 GW of high margin offtake contracts

T1 Balance Sheet Summary

$ in millions	As of 31-Mar-25	As of 31-Dec-24
Cash and cash equivalents	$49	$73
Other current assets	$578	$511
Net, property, plant, & equipment	$310	$285
Other assets	$495	$467
Total assets	**$1,432**	**$1,336**
Current liabilities	$493	$414
Other liabilities	$688	$685
Preferred stock	$49	$48
Shareholders' equity	$202	$189
Total liabilities, preferred stock & equity	**$1,432**	**$1,336**

T1 Energy _ Q1 2025 Earnings Call

_010

Commercial Update

T1 is building the G1 Dallas offtake portfolio

Developing offtake opportunities with leading developers / IPPs

- Commercial strategy focused on executing additional take or pay offtake contracts
- Multi-year purchase commitments with established economics improves planning, working capital and project finance
- Increasing interest from clients after plans for G2 Austin announced
- T1's domestic content road map, traceable supply chain, leading technology, and vertical integration strategy appeal to U.S. developers

Signed 253 MW sales agreement with utility scale developer

- First new offtake contract since transaction closing underscores T1's commercial appeal to customers
- Deliveries scheduled to commence in Q3 2025
- T1 has now secured over 1.7 GW of 2025 module sales for G1 Dallas
- Market focused on improved performance benefits and LCOE from TOPCon modules

T1 Energy _Q1 2025 Earnings Call

_011

_0 5 TM Domestic Road Map T1 is committed to establishing a domestic content leadership position across an integrated U.S. solar value chain T1 Energy _ Q1 2025 Earnings Call Growing T1’s domestic supply chain ▪ T1 is executing a plan to deliver >70% domestic content on solar PV modules by H1 2027 ▪ T1’s integrated U.S. supply chain is expected to include polysilicon, cells, and other key BOM components ▪ Foundational aspects of T1’s domestic content strategy: ▪ U.S. made - polysilicon from Hemlock Semiconductor ▪ U.S. cell production from G2 Austin Anticipated benefits of domestic content leadership ▪ Enables developer clients to be eligible for 48E ITC stacking bonuses under the IRA ▪ Reduces tariff risk exposure for T1 and customers ▪ Stability and traceability of supply chain and cost visibility ▪ Eliminates risk of product/component detentions ▪ Promotes American Advanced Manufacturing MS0

_0 6 TM T1 Energy _ Q1 2025 Earnings Call Positioning T1 to generate meaningful shareholder value in an evolving U.S. solar market Key Priorities Advance T1’s commercial development Expand T1’s American made supply chain Build a cash flow powerhouse ▪ Execute T1’s domestic vertical integration strategy and supply chain ▪ Advance G2 Austin project and commercial development ▪ Pursue strategic options to augment U.S. domestic content ▪ Continue to safely and efficiently ramp production and deliveries at G1 ▪ Continue to opportunistically pursue G1 merchant sales ▪ Leverage T1’s leading technology position as producer of TOPCon modules ▪ Maximize long - term, cost - plus contract coverage across integrated G1/G2 footprint ▪ Progress G2 capital formation initiatives on parallel paths